DocuSign Envelope ID: F95AFA59-C90F-4FE4-ADA3-E5A054A59A67 Amendment No. 1 to the SOW A.1 This Amendment No. 1 (“Amendment No. 1”) to the SOW A.1, dated as of June 12, 2019 (the “SOW A.1”), to the Immersion Professional Services Agreement, effective as of June 12, 2019 (the “Agreement”), by and between Immersion Corporation (“Immersion”) and Len Wood (“Contractor”), is made and entered into as of the date of the last signature hereto (the “Effective Date”). WHEREAS, the parties desire to amend the SOW A.1 to expand Contractor’s scope of work and deliverables to encompass the responsibilities of interim chief financial officer. NOW, THEREFORE, in accordance with Section 1 and Section 14 of the Agreement, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby amend the SOW A.1 as follows: 1. Scope of Work and Deliverables: The parties hereby amend the SOW A.1 by replacing the Scope of Work and Deliverables Section with the following: “Provide all corporate controller and interim chief financial officer responsibilities appropriate for a public company.” 2. Indemnification: The parties hereby amend the SOW A.1 by adding the following Indemnification Section: “You and Immersion will enter into the form of indemnification agreement provided to other similarly situated officers and directors of Immersion. In addition, you will be named as an insured on the director and officer liability insurance policy currently maintained by Immersion, or as may be maintained by Immersion from time to time.” 3. Miscellaneous: This Amendment No. 1, when executed by the parties, shall be effective as of the date stated above. This Amendment No. 1 fully and completely expresses the agreement of the parties with respect to the subject matter hereof and shall not be modified or amended except by written agreement executed by each of the parties hereto. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Except as amended and/or modified by this Amendment No. 1, the Agreement and the SOW A.1 shall remain in full force and effect. [SIGNATURE PAGE FOLLOWS]

DocuSign Envelope ID: F95AFA59-C90F-4FE4-ADA3-E5A054A59A67 By signing below, each party acknowledges that it has carefully read and fully understands this Amendment No. 1, the SOW A.1. and the Agreement, and each agrees to be bound by the terms of this Amendment No.1, the SOW A.1 and the Agreement. IMMERSION CORPORATION LEN WOOD By: By: Ramzi Haidamus Name: Name: Len Wood Title: President and CEO Title: Individual Date: 7/31/2019 Date: 7/31/2019 RTM 09/09/2019 [Signature page to Amendment No. 1 to the SOW A.1]

Certificate Of Completion Envelope Id: F95AFA59C90F4FE4ADA3E5A054A59A67 Status: Completed Subject: DocuSign: Len Wood - Amendment No. 1 to SOW A.1.pdf Source Envelope: Document Pages: 2 Signatures: 2 Envelope Originator: Certificate Pages: 5 Initials: 0 Ryan Morgan AutoNav: Enabled 50 Rio Robles EnvelopeId Stamping: Enabled San Jose, CA 95134 Time Zone: (UTC-08:00) Pacific Time (US & Canada) rmorgan@immersion.com IP Address: 12.220.159.101 Record Tracking Status: Original Holder: Ryan Morgan Location: DocuSign 9/9/2019 1:41:15 PM rmorgan@immersion.com Signer Events Signature Timestamp Leonard Wood Sent: 9/9/2019 1:46:22 PM lwood@immersion.com Viewed: 9/9/2019 2:44:13 PM CFO Signed: 9/9/2019 2:45:00 PM Security Level: Email, Account Authentication (None) Signature Adoption: Pre-selected Style Using IP Address: 195.57.167.83 Signed using mobile Electronic Record and Signature Disclosure: Accepted: 6/25/2019 5:15:58 PM ID: 88ae2186-1995-4b73-9a96-6238baa8bf2c Ramzi Haidamus Sent: 9/9/2019 1:46:22 PM ramzi@immersion.com Resent: 9/9/2019 4:29:43 PM President and CEO Viewed: 9/9/2019 8:34:59 PM Immersion Corporation Signed: 9/9/2019 8:35:13 PM Signature Adoption: Drawn on Device Security Level: Email, Account Authentication (None) Using IP Address: 73.202.124.194 Signed using mobile Electronic Record and Signature Disclosure: Accepted: 1/28/2019 8:38:36 PM ID: a3effc03-f59e-4187-b968-ec5f5f1b4b67 In Person Signer Events Signature Timestamp Editor Delivery Events Status Timestamp Agent Delivery Events Status Timestamp Intermediary Delivery Events Status Timestamp Certified Delivery Events Status Timestamp Carbon Copy Events Status Timestamp Witness Events Signature Timestamp Notary Events Signature Timestamp Envelope Summary Events Status Timestamps Envelope Sent Hashed/Encrypted 9/9/2019 4:29:43 PM

Envelope Summary Events Status Timestamps Certified Delivered Security Checked 9/9/2019 8:34:59 PM Signing Complete Security Checked 9/9/2019 8:35:13 PM Completed Security Checked 9/9/2019 8:35:13 PM Payment Events Status Timestamps Electronic Record and Signature Disclosure

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